SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ________________________________


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of report (date of earliest event reported): June 24, 2004



                        FINANCIAL INDUSTRIES CORPORATION
               (Exact name of Registrant as specified in charter)




          Texas                        0-4690                    74-2126975
(State or other jurisdiction   (Commission file number)      (I.R.S. employer
 of incorporation)                                           identification no.)





                      6500 River Place Blvd., Building One
                               Austin, Texas 78730
                    (Address of principal executive offices)

                            ________________________

       Registrant's telephone number, including area code: (512) 404-5000



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Item 5.  Other Events

On June 29, 2004, the Company announced that it has received a letter from Nasdaq informing it of the determination of the Nasdaq Listing Qualifications Panel (the "Panel") regarding the Company's eligibility for continued listing on The Nasdaq National Market. The Panel has determined that the continued listing of the Company's securities on The Nasdaq National Market is subject to the Company having filed, on or before June 30, 2004, its Form 10-K for the fiscal year ended December 31, 2003, and its Form 10-Q for the quarter ended March 31, 2004.

Additional information concerning this matter is set forth in the Company's press release dated June 29, 2004, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference



Item 7.  Financial Statements and Exhibits.

(c) Exhibits

     Exhibit 99.1 * Press Release dated June 29, 2004.

                  * Filed herewith



As provided by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Financial Industries Corporation cautions that the statements in this Form 8-K, including but not limited to, statements found in
Item 7 - "Financial Statements and Exhibits" relating to matters that are not historical factual information are forward-looking statements that represent management's belief and assumptions based on currently available information. The information contained in this report, including those which may relate to the filing of our financial statements for the year ended December 31, 2003, and the quarter ended March 31, 2004, FIC's ability to become current on its reporting obligations, FIC's ability to list on the National Quotation Bureau's Pink Sheet quotation service, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," and other similar expressions constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements are made based upon management's current expectations and beliefs concerning the financial results, economic conditions and are subject to known and unknown risks, uncertainties and other factors contemplated by the forward-looking statements, including actions by Nasdaq and the results and timing of the Company's review relating to its financial statements. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. Investors should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and the Company undertakes no obligation to publicly update or revise any forward-looking statements. There can be no assurance that other factors not currently anticipated by management will not also materially and adversely affect the Company.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        FINANCIAL INDUSTRIES CORPORATION


Date: June 29, 2004                     By:  /s/ J. Bruce Boisture
                                          President and Chief Executive Officer



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